                                                                   Exhibit 10.20

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
    BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.


                                           280 East Grand Avenue
                                           South San Francisco, CA 94080
[CYTOKINETICS LOGO]                        Tel (650) 624-3000 Fax (650) 624-3010

November 5, 2002

Glaxo Group Limited, doing business as GlaxoSmithKline
709 Swedeland Road
King of Prussia, Pennsylvania 19406
Attn: Pradip K. Bhatnagar, Ph.D., Director, Genetic & Discovery Alliances

RE: ASSIGNMENT OF GSK MEDICINAL CHEMISTRY PERSONNEL TO HIT-TO-LEAD ACTIVITIES UNDER THAT CERTAIN COLLABORATION AND LICENSE AGREEMENT BY AND BETWEEN GLAXO GROUP LIMITED, A GLAXOSMITHKLINE COMPANY, ("GSK") AND CYTOKINETICS, INC. ("CK") OF EVEN DATE JUNE 20, 2001 (the "COLLABORATION AGREEMENT")

Dear Pradip:

Pursuant to this letter amendment to the Collaboration Agreement (the "Letter Amendment"), GSK desires to assign certain medicinal chemistry personnel within GSK to perform hit-to-lead activities as part of the Research Program under the Collaboration Agreement, all on the terms set forth herein.

Now therefore, GSK and CK agree, effective as of November 5, 2002 (the "Letter Amendment Effective Date"), as follows:

         1. All capitalized terms not defined herein shall have the meaning ascribed to them in the Collaboration Agreement.

         2.       GSK may assign medicinal chemistry personnel (other than CK
                  FTEs) within GSK's high-throughput chemistry resource (the "HTC Resource") at the rate (i.e., a running rate) of [*] ([*]) full-time equivalents or more, solely to perform Hit-To-Lead activities under the Research Program relating to a particular Mitotic Kinesin Target, without such assignment and Hit-To-Lead activities accruing toward the [*] ([*]) FTE limit of establishing a [*] Program pursuant to Section 2.6.2(a).

         3. Notwithstanding the foregoing, if a Tractable Compound has been identified with respect to a particular Mitotic Kinesin Target, the assignment by GSK of any medicinal chemistry personnel (other than CK FTEs) to perform activities relating to such Mitotic Kinesin Target, including without limitation any medicinal chemistry personnel within the HTC Resource and regardless of the activities of such personnel, shall accrue towards the [*] ([*]) FTE limit of establishing a [*] Program pursuant to Section 2.6.2(a).


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Pradip K. Bhatnagar, Ph.D.
November 5, 2002
Page Two

         4. As used herein, "Hit-To-Lead" shall mean those activities directed to the process of synthesizing and identifying active new chemical entities up to and including identification of a compound that meets the Tractable Compound Criteria. It is understood that activities directed to the subsequent synthetic modification and testing of a Tractable Compound are not included in Hit-To-Lead.


         5. Except as specifically modified or amended hereby, the Collaboration Agreement shall remain in full force and effect and, as modified or amended, is hereby ratified, confirmed and approved. No provision of this Letter Amendment may be modified or amended except expressly in a writing signed by both parties nor shall any terms be waived except expressly in a writing signed by the party charged therewith. This Letter Amendment shall be governed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.


Please sign and return two copies of this letter if you agree to the foregoing terms.

Sincerely,

/s/ Robert I. Blum
-------------------------
Robert I. Blum
Senior Vice President, Finance and Corporate Development
Chief Financial Officer
Cytokinetics, Inc.

Agreed and accepted:

GLAXO GROUP LIMITED

/s/ Pradip K Bhatnagar
--------------------------

Name: PRADIP K BHATNAGAR

Title: DIRECTOR, Genetic & Discovery Alliances

cc: Vice President, Business Development, Glaxo Group Limited, doing business as GlaxoSmithKline
    Senior Vice President and Assistant General Counsel-R&D Legal Operations, GlaxoSmithKline Corporate Legal Department
    Kenneth A. Clark, Esq., Wilson Sonsini Goodrich & Rosati Professional Corporation

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.